                      Metropolitan Life Insurance Company

                               POWER OF ATTORNEY

                            Sylvia Mathews Burwell
                                   Director

       KNOW ALL MEN BY THESE PRESENTS, that I, Sylvia Mathews Burwell, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-________),

    .  Metropolitan Life Separate Account E (Preference Plus Account (APPA and
       BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333-176654, and Variable Annuity File No. 333-________),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

    .  Security Equity Separate Account 26 (Variable Annuity File
       No. 333-110183),

    .  Security Equity Separate Account 27 (Variable Annuity File
       No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File
       No. 333-________),

    . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity
       (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.


                                                  /s/  Sylvia Mathews Burwell
                                                  ------------------------------
                                                  Sylvia Mathews Burwell

                      Metropolitan Life Insurance Company

                               POWER OF ATTORNEY

                                Cheryl W. Grise
                                   Director

       KNOW ALL MEN BY THESE PRESENTS, that I, Cheryl W. Grise, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-________),

    .  Metropolitan Life Separate Account E (Preference Plus Account (APPA and
       BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333-176654, and Variable Annuity File No. 333-________),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

    .  Security Equity Separate Account 26 (Variable Annuity File
       No. 333-110183),

    .  Security Equity Separate Account 27 (Variable Annuity File
       No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File
       No. 333-________),

    . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity
       (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13/th/ day of September, 2011.


                                                  /s/  Cheryl W. Grise
                                                  ------------------------------
                                                  Cheryl W. Grise

                      Metropolitan Life Insurance Company

                               POWER OF ATTORNEY

                              C. Robert Henrikson
                      Chairman of the Board and Director

       KNOW ALL MEN BY THESE PRESENTS, that I, C. Robert Henrikson, Chairman of the Board and a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-________),

    .  Metropolitan Life Separate Account E (Preference Plus Account (APPA and
       BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-________),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

    .  Security Equity Separate Account 26 (Variable Annuity File
       No. 333-110183),

    .  Security Equity Separate Account 27 (Variable Annuity File
       No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File
       No. 333-________),

    . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity
       (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.


                                                  /s/  C. Robert Henrikson
                                                  ------------------------------
                                                  C. Robert Henrikson

                      Metropolitan Life Insurance Company

                               POWER OF ATTORNEY

                               R. Glenn Hubbard
                                   Director

       KNOW ALL MEN BY THESE PRESENTS, that I, R. Glenn Hubbard, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-________),

    .  Metropolitan Life Separate Account E (Preference Plus Account (APPA and
       BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333-176654, and Variable Annuity File No. 333-________),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

    .  Security Equity Separate Account 26 (Variable Annuity File
       No. 333-110183),

    .  Security Equity Separate Account 27 (Variable Annuity File
       No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File
       No. 333-________),

    . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity
       (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.


                                                  /s/   R. Glenn Hubbard
                                                  ------------------------------
                                                  R. Glenn Hubbard

                      Metropolitan Life Insurance Company

                               POWER OF ATTORNEY

                              Steven A. Kandarian
                President, Chief Executive Officer and Director

       KNOW ALL MEN BY THESE PRESENTS, that I, Steven A. Kandarian, President, Chief Executive Officer and a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul
G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele
H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-________),

    .  Metropolitan Life Separate Account E (Preference Plus Account (APPA and
       BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-________),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

    .  Security Equity Separate Account 26 (Variable Annuity File
       No. 333-110183),

    .  Security Equity Separate Account 27 (Variable Annuity File
       No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File
       No. 333-________),

    . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity
       (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.


                                                  /s/  Steven A. Kandarian
                                                  ------------------------------
                                                  Steven A. Kandarian

                      Metropolitan Life Insurance Company

                               POWER OF ATTORNEY

                                 John M. Keane
                                   Director

       KNOW ALL MEN BY THESE PRESENTS, that I, John M. Keane, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-________),

    .  Metropolitan Life Separate Account E (Preference Plus Account (APPA and
       BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-________),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

    .  Security Equity Separate Account 26 (Variable Annuity File
       No. 333-110183),

    .  Security Equity Separate Account 27 (Variable Annuity File
       No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File
       No. 333-________),

    . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity
       (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.


                                                  /s/   John M. Keane
                                                  ------------------------------
                                                  John M. Keane

                      Metropolitan Life Insurance Company

                               POWER OF ATTORNEY

                             Alfred F. Kelly, Jr.
                                   Director

       KNOW ALL MEN BY THESE PRESENTS, that I, Alfred F. Kelly, Jr., a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-________),

    .  Metropolitan Life Separate Account E (Preference Plus Account (APPA and
       BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-________),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

    .  Security Equity Separate Account 26 (Variable Annuity File
       No. 333-110183),

    .  Security Equity Separate Account 27 (Variable Annuity File
       No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File
       No. 333-________),

    . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity
       (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.


                                                  /s/   Alfred F. Kelly, Jr.
                                                  ------------------------------
                                                  Alfred F. Kelly, Jr.

                      Metropolitan Life Insurance Company

                               POWER OF ATTORNEY

                                James M. Kilts
                                   Director

       KNOW ALL MEN BY THESE PRESENTS, that I, James M. Kilts, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-________),

    .  Metropolitan Life Separate Account E (Preference Plus Account (APPA and
       BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-________),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

    .  Security Equity Separate Account 26 (Variable Annuity File
       No. 333-110183),

    .  Security Equity Separate Account 27 (Variable Annuity File
       No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File
       No. 333-________),

    . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity
       (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.


                                                  /s/  James M. Kilts
                                                  ------------------------------
                                                  James M. Kilts

                      Metropolitan Life Insurance Company

                               POWER OF ATTORNEY

                              Catherine R. Kinney
                                   Director

       KNOW ALL MEN BY THESE PRESENTS, that I, Catherine R. Kinney, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-________),

    .  Metropolitan Life Separate Account E (Preference Plus Account (APPA and
       BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-________),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

    .  Security Equity Separate Account 26 (Variable Annuity File
       No. 333-110183),

    .  Security Equity Separate Account 27 (Variable Annuity File
       No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File
       No. 333-________),

    . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity
       (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.


                                                  /s/  Catherine R. Kinney
                                                  ------------------------------
                                                  Catherine R. Kinney

                      Metropolitan Life Insurance Company

                               POWER OF ATTORNEY

                                 Hugh B. Price
                                   Director

       KNOW ALL MEN BY THESE PRESENTS, that I, Hugh B. Price, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-________),

    .  Metropolitan Life Separate Account E (Preference Plus Account (APPA and
       BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-________),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

    .  Security Equity Separate Account 26 (Variable Annuity File
       No. 333-110183),

    .  Security Equity Separate Account 27 (Variable Annuity File
       No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File
       No. 333-________),

    . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity
       (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.


                                                  /s/  Hugh B. Price
                                                  ------------------------------
                                                  Hugh B. Price

                      Metropolitan Life Insurance Company

                               POWER OF ATTORNEY

                             Kenton J. Sicchitano
                                   Director

       KNOW ALL MEN BY THESE PRESENTS, that I, Kenton J. Sicchitano, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-________),

    .  Metropolitan Life Separate Account E (Preference Plus Account (APPA and
       BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-________),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

    .  Security Equity Separate Account 26 (Variable Annuity File
       No. 333-110183),

    .  Security Equity Separate Account 27 (Variable Annuity File
       No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File
       No. 333-________),

    . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity
       (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.


                                                  /s/   Kenton J. Sicchitano
                                                  ------------------------------
                                                  Kenton J. Sicchitano

                      Metropolitan Life Insurance Company

                               POWER OF ATTORNEY

                                 Lulu C. Wang
                                   Director

       KNOW ALL MEN BY THESE PRESENTS, that I, Lulu C. Wang, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-________),

    .  Metropolitan Life Separate Account E (Preference Plus Account (APPA and
       BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-________),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

    .  Security Equity Separate Account 26 (Variable Annuity File
       No. 333-110183),

    .  Security Equity Separate Account 27 (Variable Annuity File
       No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File
       No. 333-________),

    . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity
       (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.


                                                  /s/   Lulu C. Wang
                                                  ------------------------------
                                                  Lulu C. Wang

                      Metropolitan Life Insurance Company

                               POWER OF ATTORNEY

                               Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

       KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul
G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele
H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-________),

    .  Metropolitan Life Separate Account E (Preference Plus Account (APPA and
       BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-________),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

    .  Security Equity Separate Account 26 (Variable Annuity File
       No. 333-110183),

    .  Security Equity Separate Account 27 (Variable Annuity File
       No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File
       No. 333-________),

    . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity
       (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.


                                                  /s/  Peter M. Carlson
                                                  ------------------------------
                                                  Peter M. Carlson

                      Metropolitan Life Insurance Company

                               POWER OF ATTORNEY

                              William J. Wheeler
             Executive Vice President and Chief Financial Officer

       KNOW ALL MEN BY THESE PRESENTS, that I, William J. Wheeler, Executive Vice President and Chief Financial Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File
       No. 333-131664, MetFlex File No. 033-57320, Group VUL File
       No. 033-91226, MetLife UL II File No. 033-32813 and Variable Life File No. 333-________),

    .  Metropolitan Life Separate Account E (Preference Plus Account (APPA and
       BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File
       No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-________),

    .  New England Variable Annuity Fund I (File No. 333-11137),

    . New England Life Retirement Investment Account (Preference File No. 333-11133),

    . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

    .  Security Equity Separate Account 26 (Variable Annuity File
       No. 333-110183),

    .  Security Equity Separate Account 27 (Variable Annuity File
       No. 333-110184),

    . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

    . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File
       No. 333-________),

    . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

    . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

    . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity
       (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13/th/ day of September, 2011.


                                                  /s/  William J. Wheeler
                                                  ------------------------------
                                                  William J. Wheeler